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                                                                     EXHIBIT 23






                            CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Annual Report (Form 10-K) for the year ended May 31,1997, of our report dated June 27, 1997, with respect to the financial statements of American Consumers, Inc.



                                                  HAZLETT, LEWIS & BIETER, PLLC



Chattanooga, Tennessee
August 27, 1997